UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2009

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Hammock Way, Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 388-4758

 (Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

As previously announced on October 16, 2009, Enterprise Acquisition Corp. (“Enterprise”) entered into an agreement (the “Victory Agreement”) with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and Enterprise may purchase up to an aggregate of 10,020,040 shares of Enterprise’s common stock at purchases prices not to exceed $9.98 per share from third parties prior to the Enterprise’s special meeting of stockholders and warrantholders. Victory Park is not an affiliate of any of the Enterprise, its officers and directors and/or their respective affiliates. ARMOUR Residential REIT, Inc. is the successor entity to Enterprise.

On November 4, 2009, pursuant to the arrangement as set forth in the Victory Agreement, Enterprise entered into Stock Purchase Agreements with Victory Park Credit Opportunities Master Fund, Ltd. and Victory Park Special Situations Master Fund, Ltd. (the “Victory Stock Purchase Agreements”) and Platinum Partners Value Arbitrage Fund, L.P. and Platinum Partners Liquid Opportunity Fund, L.P. (the “Platinum Partners Purchase Agreements”).

The Victory Stock Purchase Agreements and the Platinum Partners Stock Purchase Agreements are qualified in their entirety by the copies of such agreements filed as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to this report, which are incorporated herein by this reference.

ITEM 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated November 4, 2009 by and between Enterprise Acquisition Corp. and Victory Park Credit Opportunities Master Fund, Ltd.

10.2	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Victory Park Special Situations Master Fund, Ltd.

10.3	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Platinum Partners Value Arbitrage Fund, L.P.

10.4	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Platinum Partners Liquid Opportunity Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2009

ARMOUR RESIDENTIAL REIT, INC.

/s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title:   Co-Chief Executive Officer, President and Vice Chairman

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated November 4, 2009 by and between Enterprise Acquisition Corp. and Victory Park Credit Opportunities Master Fund, Ltd.

10.2	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Victory Park Special Situations Master Fund, Ltd.

10.3	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Platinum Partners Value Arbitrage Fund, L.P.

10.4	Stock Purchase Agreement, dated November 4, 2009, by and between Enterprise Acquisition Corp. and Platinum Partners Liquid Opportunity Fund, L.P.